SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): May 30, 2007

IndyMac INDX Mortgage Loan Trust 2007-FLX4
(exact name of issuing entity)
Commission File Number of the issuing entity: 333-132042-75

IndyMac MBS, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor: 333-132042

IndyMac Bank, F.S.B.
(Exact name of the sponsor as specified in its charter)
Delaware	95-4791925
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

155 North Lake Avenue Pasadena, California
91101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Section 8  Other Events

Item 8.01  Other Events.

On May 30, 2007, IndyMac MBS, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of May 1, 2007 (the “Pooling and Servicing Agreement”), by and among the Company, as depositor, IndyMac Bank, F.S.B. (“IndyMac”), as seller and as servicer, and Deutsche Bank National Trust Company, trustee (in such capacity, the “Trustee”) and supplemental interest trustee (in such capacity, the “Supplemental Interest Trustee”), providing for the issuance of the Company’s IndyMac INDX Mortgage Loan Trust 2007-FLX4, Mortgage Pass-Through Certificates, Series 2007-FLX4 (the “Certificates”).  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On May 30, 2007, Morgan Stanley Capital Services Inc., as counterparty (the “Counterparty”) and the Supplemental Interest Trustee entered into an corridor contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the “Corridor Confirmation”).  The Corridor Confirmation is annexed hereto as Exhibit 99.2.

On May 30, 2007, the Counterparty and the Swap Trustee entered into an interest rate swap contract for the LIBOR Certificates, as evidenced by a confirmation between such parties (the “Swap Confirmation”).  The Swap Confirmation is annexed hereto as Exhibit 99.3.

On February 27, 2006, the Company entered into an Item 1115 Agreement (the “Item 1115 Agreement), dated as of February 27, 2006, by and among the Company, as depositor, IndyMac ABS, Inc., IndyMac Bank, F.S.B. and the Counterparty.  The Item 1115 Agreement is annexed hereto as Exhibit 99.4.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, IndyMac and the Trustee.

99.2	The Corridor Confirmation, dated May 30, 2007, between the Counterparty and the Supplemental Interest Trustee.

99.3	The Swap Confirmation, dated May 30, 2007, between the Counterparty and the Swap Trustee.

99.4	The 1115 Agreement, dated February 27, 2006, among the Company, IndyMac and the Counterparty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC MBS, INC. By: /s/ Victor H. Woodworth Victor H. Woodworth Vice President

Dated: June 20, 2007

Exhibit Index

Exhibit

99.1	Pooling and Servicing Agreement, dated as of May 1, 2007, by and among the Company, IndyMac and the Trustee.

99.2	The Corridor Confirmation, dated May 30, 2007, between the Counterparty and the Supplemental Interest Trustee.

99.3	The Swap Confirmation, dated May 30, 2007, between the Counterparty and the Swap Trustee.

99.4	The 1115 Agreement, dated February 27, 2006, among the Company, IndyMac and the Counterparty.